UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 19, 2005
Date of Report (Date of earliest event reported)

VIEWSONIC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50730	95-4120606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Brea Canyon Road
Walnut, California 91789
(Address of principal executive offices, including zip code)

(909) 444-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 19, 2005, the Compensation Committee of the Board of Directors of ViewSonic Corporation, a Delaware corporation (the “Company”), approved the following cash bonuses for the Company’s Named Executive Officers with respect to the second half of 2004 and the first half of 2005. The Company’s fiscal year ends on December 31.

Name and Principal Position	First Half 2005 Bonus	Second Half 2004 Bonus
James Chu, Chairman and Chief Executive Officer	$37,500		$4,904
Jan Jensen, President ViewSonic Europe	$56,214	$
Matt Milne, President ViewSonic Americas and Sr. Vice President, Strategy	$52,813		$3,383
James A. Morlan, Chief Financial Officer	$16,298		$4,653
Heng-Chun Ho, President, Global Products Group	$16,444	$
Michael Holstein, Vice President, Advanced Solutions & Emerging Technology	$12,430	$

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViewSonic Corporation

Dated:	August 25, 2005	By:	/s/ James A. Morlan
James A. Morlan
Chief Financial Officer